Derivative Instruments - Adjustments Related to Fair Value Hedges included in Net Interest Expense in Consolidated Statements of Income (Detail) - Interest rate - Interest expense, net - USD ($)
$ in Millions
12 Months Ended
	Oct. 03, 2020	Sep. 28, 2019	Sep. 29, 2018
Derivative Instruments, Gain (Loss) [Line Items]
Pay-floating swaps	$ 479	$ 337	$ (230)
Borrowings hedged with pay-floating swaps	(479)	(337)	230
Derivative, Gain (Loss) on Derivative, Net	$ 28	$ (58)	$ (15)